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                               AMENDMENT NUMBER 2

                                       to

                         FINANCIAL CONSULTING AGREEMENT

     THIS AMENDMENT NUMBER 2 TO FINANCIAL CONSULTING AGREEMENT is dated as of January 1, 1997 and entered into by and between AMERICAN TECHNOLOGIES GROUP INC., a Nevada corporation ("ATG"), and HIGH GROWTH CAPITAL GROUP, a California corporation ("High Growth"), and is made with respect to the following:

     A. WHEREAS, High Growth and ATG entered into a Financial Consulting Agreement dated as of August 1, 1995 as amended on March 11, 1996 (the "Agreement");

     B. WHEREAS, the parties to the Agreement had orally agreed to extend the term thereof and now desire to document the terms of the extension.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter set forth, THE PARTIES HERETO HEREBY AGREE AS FOLLOWS:

     1. TERM. The term ("Term") of the Agreement shall be extended for a one year period ending on December 31, 1997.

     2. COMPENSATION. As compensation for the services to be performed by High Growth during the term described in Section 1 hereof, ATG agrees to pay to High Growth 15,000 shares of ATG Common Stock (the "Shares"). The Shares shall be valued at $2.00 per share, approximately 25% less than the bid price of the Common Stock on the NASDAQ Electronic Bulletin Board. The Shares to be delivered to High Growth hereunder shall be delivered 5,000 upon registration of such Shares under the Securities Act of 1933 on Form S-8 and 10,000 on June 1, 1997, subject to said Form S-8 being effective. At ATG's option, ATG may pay to High Growth Ten Thousand Dollars ($10,000) in lieu of the initial 5,000 Shares on or before March 1, 1997 and Thirty Thousand Dollars ($30,000) in lieu of the 10,000 Shares on or before June 1, 1997. In addition, ATG may pay to High Growth Ten Thousand Dollars ($10,000) in lieu of the remaining 5,000 shares of ATG Common Stock due under the amendment to the Agreement dated March 11, 1996 on or before March 1, 1997.

     3.   HIGH GROWTH'S REPRESENTATIONS:

          High Growth hereby warrants and represents to ATG as follows, each of which representation and warranty is material and is being relied upon by ATG and each of which is true at and as of the date hereof and will be true as of the date of issuance of the Shares:

          3.1 HIGH GROWTH'S KNOWLEDGE. That High Growth has a preexisting business or personal relationship with ATG, that it is aware of the business affairs and financial condition of ATG and that it has such knowledge and experience in businesses in the development stage and financial matters with respect to companies in businesses similar to ATG sufficient to enable High

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Growth to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto. High Growth further acknowledges that ATG has made available to High Growth the opportunity to ask questions and receive answers from ATG concerning the terms and conditions of the issuance of the Shares and that High Growth could be reasonably assumed to have the capacity to protect its own interests in connection with such investment.

          3.2 SPECULATIVE INVESTMENT. That High Growth realizes that its purchase of the Shares will be a speculative investment and that High Growth is able, without impairing its financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss of its investment.

          3.3 SHAREHOLDER'S OF HIGH GROWTH. Everett Gust is the sole shareholder of High Growth.

     4. NO OTHER CHANGES. Except as otherwise provided herein, the Agreement is ratified and confirmed in its entirety.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.



American Technologies Group, Inc.,           High Growth Capital Group,
a Nevada corporation                         a California corporation



By: /s/ John Collins                         By: /s/ Everett Gust
    --------------------------                   -------------------------
    John Collins                                 Everett Gust
    Chief Executive Officer                      President

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